CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 10-KSB of our reports dated March 31, 1998.




/s/  Arthur  Andersen  LLP
     Arthur  Andersen  LLP
March  31,  1998